SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                       September 8, 1997
              Date of Report (Date of earliest event reported)

                  AMERICAN OILFIELD DIVERS, INC.
        (Exact name of Registrant as specified in its charter)


    LOUISIANA             0-22032             72-0918249
 (State or other      (Commission File     (I.R.S. Employer
   jurisdiction           Number)           Identification
of incorporation)                              Number)

               900 Town & County Lane, Suite 400
                     Houston, Texas  77024
         (Address of principal executive offices)  (Zip Code)

                        (713) 430-1100
        (Registrant's telephone number, including area code)


                        Not Applicable
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On  September 8, 1997, American Oilfield Divers,
Inc. ("Registrant") issued the press release filed herewith as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits.

     (a) No financial statements are filed with this report.

     (b)  Exhibits.

          99.1 Press release issued by the Registrant on September 8, 1997.


                     SIGNATURES

     Pursuant to the requirements of  the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     By:  /s/ Cathy M. Green
                          _________________________
                              Cathy M. Green
                            Vice President and
                          Chief Financial Officer

Dated:   September 10, 1997
                                   EXHIBIT INDEX

Exhibit

99.1    Press release issued by the Registrant on September 8, 1997.